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                                                                    EXHIBIT 99.1

                               Cordia Corporation
                         2500 Silverstar Road, Suite 500
                             Orlando, Florida 32804


                                                              April 15, 2003

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Cordia Corporation
         Annual Report on Form 10-KSB for the year ended December 31, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                                     Very truly yours,

                                                     Cordia Corporation

                                                     By: /s/ Patrick Freeman
                                                         -----------------------
                                                         Patrick Freeman
                                                         Chief Executive Officer